Exhibit 10.5

Execution Version

FIRST AMENDMENT To INTERcreditor agreement

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is entered into this 8th day of April, 2015, among BANK OF AMERICA, N.A., in its capacity as administrative agent and collateral agent (together with its successors and assigns in such capacity, the “First Lien Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Second Lien Agent”).

Recitals

A. Pursuant to that certain Amended and Restated First Lien Credit Agreement dated as of August 15, 2014, by and among Sequential Brands Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto, the First Lien Agent and the First Lien Lenders (as amended prior to the date hereof and in effect, the “Existing First Lien Credit Agreement”), the First Lien Lenders have agreed to make certain loans and provide other financial accommodations to or for the benefit of the Borrower.

B. Pursuant to a certain Guaranty dated as of March 28, 2013 by the Guarantors in favor of the First Lien Agent for the benefit of the First Lien Secured Parties, the Guarantors have guaranteed the payment and performance of the Borrower’s Obligations under the First Lien Loan Documents.

C. Pursuant to a certain Amended and Restated Security Agreement dated as of August 15, 2014 by the Borrower and the Guarantors (collectively, the “First Lien Loan Parties”) in favor of the First Lien Agent for the benefit of the First Lien Secured Parties, the First Lien Loan Parties have granted a security interest and lien in substantially all of their assets to secure the respective obligations of each of the First Lien Loan Parties under the First Lien Loan Documents.

D. Pursuant to that certain Second Lien Credit Agreement dated as of August 15, 2014, by and among the Borrower, the Guarantors party thereto, the Second Lien Lenders and the Second Lien Agent (as amended prior to the date hereof and in effect, the “Existing Second Lien Credit Agreement”), the Second Lien Lenders have made certain loans to the Second Lien Loan Parties.

E. Pursuant to a certain Guaranty dated as of August 15, 2014 by the Guarantors in favor of the Second Lien Agent for the benefit of the Second Lien Secured Parties, the Guarantors have guaranteed the payment and performance of the Borrower’s Obligations under the Second Lien Loan Documents.

F. Pursuant to a certain Security Agreement dated as of August 15, 2014 by the Borrower and the Guarantors (collectively, the “Second Lien Loan Parties”) in favor of the Second Lien Agent for the benefit of the Second Lien Secured Parties, the Second Lien Loan Parties have granted a security interest and lien in substantially all of their assets to secure the respective obligations of each of the Second Lien Loan Parties under the Second Lien Loan Documents.

G. The First Lien Agent and the Second Lien Agent have entered into that certain Intercreditor Agreement dated as of August 15, 2014 (as amended and in effect, the “Intercreditor Agreement”), which provides, among other things, the respective rights and remedies of the First Lien Agent and the Second Lien Agent with respect to the Collateral and certain other matters.

H. Contemporaneously herewith, the Borrower, the Guarantors, the First Lien Lenders and the First Lien Agent are entering into that certain Second Amended and Restated First Lien Credit Agreement to amend and restate the terms of the Existing First Lien Credit Agreement (the “Restated First Lien Credit Agreement”).

I. Contemporaneously herewith, the Borrower, the Guarantors, the Second Lien Lenders and the Second Lien Agent are entering into that certain Amended and Restated Second Lien Credit Agreement to amend and restate the terms of the Existing Second Lien Credit Agreement (the “Restated Second Lien Credit Agreement”).

J. The First Lien Agent and the Second Lien Agent have agreed to amend certain provisions of the Intercreditor Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.                  Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Intercreditor Agreement.

2.                  Amendments to Intercreditor Agreement.

(a)               Section 1.2 of the Intercreditor Agreement is hereby amended by deleting the definition of “Maximum First Lien Facility Amount” in its entirety and by substituting the following in its stead:

“Maximum First Lien Facility Amount” shall mean, on any date of determination thereof, a principal amount equal to (a) $210,000,000, plus (b) the aggregate principal amount of Indebtedness that may be incurred under Section 2.14 of the First Lien Credit Agreement, plus (c) the aggregate principal amount of Indebtedness that may be incurred under Section 2.16 and Section 2.04(d) of the First Lien Credit Agreement, plus (d) the aggregate principal amount of all Indebtedness advanced by any First Lien Secured Party pursuant to the right of first refusal set forth in Section 6.17 of the First Lien Credit Agreement, provided that any such Indebtedness under this clause (d) that would cause the Loan to Value Ratio (as defined in the First Lien Credit Agreement as in effect on the First Amendment Effective Date) to be greater than fifty percent (50%) at the time of, and after giving effect to, any such advance made pursuant to Section 6.17 of the First Lien Credit Agreement and the acquisition of any Intellectual Property by the Borrower or any of its Subsidiaries shall not be included in the Maximum First Lien Facility Amount; for clarity any Inadvertent Overadvance shall not be deemed violative of this proviso, plus (e) First Lien Obligations under Bank Product Agreements and Cash Management Services Agreement, plus (f) any additional principal amount extended pursuant to a DIP Financing permitted pursuant to Section 6.1(a) hereof, minus (g) the amount of any permanent repayment of the First Lien Obligations made after the date hereof or any commitment reduction of the First Lien Obligations after the date hereof.

(b)               Section 1.2 of the Intercreditor Agreement is hereby amended by deleting the definition of “Maximum Second Lien Facility Amount” in its entirety and by substituting the following in its stead:

“Maximum Second Lien Facility Amount” shall mean (a) the principal amount of $180,000,000 plus (b) the aggregate principal amount of Indebtedness that may be incurred under Section 2.14 of the Second Lien Credit Agreement.

(c)                Section 1.2 of the Intercreditor Agreement is hereby amended by adding the following new defined term in appropriate alphabetical order therein:

“First Amendment Effective Date” shall mean April 8, 2015.

(d)               Section 6.1(a) of the Intercreditor Agreement is hereby amended by deleting “$10,000,000” where it appears therein and by substituting “the greater of (i) $10,000,000 and (ii) an amount which would cause the Loan to Value Ratio to be increased by not more than five (5%) percent from the then existing Loan to Value Ratio”.

(e)                Section 8.18 of the Intercreditor Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“8.18 Initial Loan to Value. The Parties acknowledge that, as of the First Amendment Effective Date, the Loan to Value Ratio (as defined in the Restated First Lien Credit Agreement) is greater than fifty percent (50%) and shall remain in excess of fifty percent (50%) until such date as the scheduled amortization of principal under the Restated First Lien Credit Agreement is received by the First Lien Agent in such amounts as to reduce the Loan to Value Ratio to or below fifty percent (50%). The foregoing shall not give rise to any claim by any Party against the other or affect the rights of any Party hereunder.”

3.                  Consent to Restated First Lien Credit Agreement. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, hereby consents to the terms and conditions of the Restated First Lien Credit Agreement, and acknowledges and agrees that, on and after the First Amendment Effective Date, all references in the Intercreditor Agreement to the “First Lien Credit Agreement” shall mean and refer to the Restated First Lien Credit Agreement.

4.                  Consent to Restated Second Lien Credit Agreement. The First Lien Agent, on behalf of itself and the other First Lien Secured Parties, hereby consents to the terms and conditions of the Restated Second Lien Credit Agreement, and acknowledges and agrees that, on and after the First Amendment Effective Date, all references in the Intercreditor Agreement to the “Second Lien Credit Agreement” shall mean and refer to the Restated Second Lien Credit Agreement.

5.                  Representations and Warranties. Each of the parties hereto hereby represents and warrants to the other party as follows:

5.1              Each party hereto has the power and authority to execute and deliver this Amendment and perform its obligations under the Intercreditor Agreement (as amended by this Amendment);

5.2              The execution and delivery by each party hereto of this Amendment and the performance by such parties of its obligations under the Intercreditor Agreement (as amended by this Amendment) has been duly authorized; and

5.3              This Amendment has been duly executed and delivered by each party hereto and is the binding obligation of the First Lien Agent and the Second Lien Agent, enforceable against each such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.                  Miscellaneous.

6.1              This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of this Amendment.

6.2              This Amendment expresses the entire understanding of the parties hereto with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

6.3              Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

6.4              Except as expressly amended hereby, all terms and provisions of the Intercreditor Agreement remain in full force and effect.

6.5              THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN THE INTERCREDITOR AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER AND NOTICE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

6.6              This Amendment shall become effective on and as of the date when the parties hereto execute and deliver to one another signature pages to this Amendment.

[Signature page follows]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK OF AMERICA, N.A.,
as First Lien Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second Lien Agent

By:	/s/ Cora Holland-Koller
Name:	Cora Holland-Koller
Title:	Banking Officer

ACKNOWLEDGMENT

The Borrower and each Guarantor hereby acknowledges that it has received a copy of this Amendment and consents thereto, agrees to recognize all rights granted thereby to the First Lien Agent, the First Lien Secured Parties, the Second Lien Agent, and the Second Lien Secured Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Amendment. The Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Amendment and (i) as between the First Lien Secured Parties, the Borrower and the Guarantors, the First Lien Loan Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Second Lien Secured Parties, the Borrower and the Guarantors, the Second Lien Loan Documents remain in full force and effect as written and are in no way modified hereby.

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Sequential Licensing, Inc.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

BELLA ROSE, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Acknowledgement to First Amendment to Intercreditor Agreement

WILLIAM RAST SOURCING, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

HEELYS, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Heeling Management Corp.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Acknowledgement to First Amendment to Intercreditor Agreement

Heeling Holding Corporation

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Heeling Sports Limited
By:	Heeling Management Corp., as the General Partner

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

By:	Heeling Holding Corporation, as the Limited Partner

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Acknowledgement to First Amendment to Intercreditor Agreement

SBG Revo Holdings, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

SBG FM, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Galaxy Brands LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Acknowledgement to First Amendment to Intercreditor Agreement

The Basketball Marketing Company, Inc.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

American Sporting Goods Corporation

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

LNT Brands LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer